Exhibit 99

2011 FBR Fall Investor Conference November 29, 2011 M &T Bank Understanding what’s important

Disclaimer This presentation contains forward looking statements within the meaning of the Private Securities Litigation Reform Act giving the Company’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. In addition to factors previously disclosed in our SEC reports and those identified elsewhere in this presentation, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of M&T products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms, including those associated with the Dodd-Frank Wall Street Reform and Consumer Protection Act. Annualized forma numbers are used for illustrative purpose only are not forecasts Annualized, pro forma, projected and estimated only, and may not reflect actual results.2 M &T Bank

Who is M&T Bank? 16th largest US-based commercial bank holding company $78 billion in assets 15,643 employees Almost 2 million consumer/retail households Approximately 220,000 business banking/middle market customers Over 770 branches in NY, MD, PA, VA, DE, NJ, WV, & DC. $52 billion of new loan originations and renewals from 2008 through 2010 23 acquisitions over the past 24 years 3 M &T Bank

M&T’s interests are aligned with stakeholders in the community M&T Charitable Foundation has contributed almost $144 million over the past 10 years M&T earned the highest rating from the Federal Reserve on each Community Reinvestment Our employees practice the community banking model $12.4M+ invested in Westminster Community Charter School since the partnership Act exam since 1982 More than 2,700 employees serve over 4,700 different not-forprofit profit organizations began in 1993 4 M &T Bank

Stability through the recent financial crisis ? Lowest percentage credit losses among top 20 commercial banks ? Lowest TARP participation (1%) among largest 25 BHCs ? Consistently profitable throughout crisis ? No quarterly losses since 1976 – 141 quarters ? 1 of only 2 commercial banks in S&P 500 not to reduce dividend ? 5% growth in shares o/s since y/e 2007 vs peer average of 66% (ex acquisitions) ? Lowest construction & CRE charge-offs among large regional / super-regional banks 5 M &T Bank

Superior Returns to Shareholders #1 stock market performance among 100 largest banks since 1983* 19.2% annual return since 1980 / Berkshire Hathaway – 20.4%* Highest return among 50 largest banks from January 2000 – December 2010: 172% Outperformed S&P Bank Index by 20%, 31% and 69% over 3, 5, and 10-years* 18.95% return on tangible common equity in 2010 vs. industry average of (0.3%) Insiders control over 20% of M&T; Berkshire Hathaway major holder since 1991 6 M &T Bank

Financial Update 7 M &T Bank

Third Quarter 2011Earnings Summary ($ millions) 2006 2007 2008 2009 2010 3Q10 2Q11 3Q11 Net Operating Income 881 704 599 455 755 200 289 210 GAAP Net Income 839 654 556 380 736 192 322 183 ($ per share) N tO Net Operating EPS 7.73 6.4 5.39 3.54 5.84 1.55 2.16 1.53 GAAP EPS 7.37 5.95 5.01 2.89 5.69 1.48 2.42 1.32 Net Operating Income and Net Operating EPS are non-GAAP financial measures. Refer to the Appendix for a reconciliation between these measures and GA 8 M &T Bank

Key Ratios

	2006	2007	2008	2009	2010	SepYTD'11
Net Interest Margin	3.70%	3.60%	3.38%	3.49%	3.84%	3.78%
Efficiency Ratio - Tangible (1)	51.51%	52.77%	54.35%	56.50%	53.71%	57.84%
Pre-tax, Pre-provision Earnings ($MM) (1)	1,312	1,156	1,152	1,123	1,461	1,218
Allowance to Loans (As At)	1.51%	1.58%	1.61%	1.83%[3]	1.82%[3]	1.79%[3]
Net Charge-Offs to Loans	0.16%	0.26%	0.78%	1.01%	0.67%	0.46%
Net Operating Return on						
Tangible Assets (2)	1.67%	1.27%	0.97%	0.71%	1.17%	1.39%
Tangible Common Equity (2)	29.55%	22.58%	19.63%	13.42%	18.95%	20.16%
Common Equity to Assets - Tangible	5.84%	5.01%	4.59%	5.13%	6.19%	6.46%
Tier 1 Common Capital Ratio	6.42%	5.62%	6.08%	5.66%	6.51%	6.87%
Tier 1 Capital Ratio	7.74%	6.84%	8.83%	8.59%	9.47%	9.74%
Total Capital Ratio	11.78%	11.18%	12.83%	12.30%	13.08%	13.43%
Leverage Ratio	7.20%	6.59%	8.35%	8.43%	9.33%	9.35%
TBV per Share	28.57	27.98	25.94	28.27	33.26	38.11

Improving pre-credit earnings

Strong credit through cycle

Focus on returns

Strong capital generation

(1) The Efficiency Ratio and Pre-tax, Pre-provision Earnings are non-GAAP financial measures. A reconciliation of GAAP to non-GAAP financial measures is available in the appendix. The Efficiency Ratio reflects non-interest expense (excluding amortization expense associated with intangible assets and merger-related expenses) as a percentage of fully taxable equivalent net interest income and non-interest revenues (excluding gains or losses from securities transactions and merger-related gains).

(2) Excludes merger-related gains and expenses and amortization expense associated with intangible assets.

(3) Allowance to legacy M&T loans. Per SFAS No. 141R and SOP 03-3, acquired Provident, Bradford, K Bank and Wilmington Trust loans were marked to fair value at acquisition with no related reserves.

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M&T Bank

Disciplined margin management M&T focuses on returns and relationships rather than volumes Net Interest Margin 4.5 Net Interest Margin 4.02 3.75 3.68 4.0 3.38 3.88 3.34 3.58 3.5 3.57 2.5 3.0 ‘00 ‘01 ‘02 ‘03 ‘04 ‘05 ‘06 ‘07 ‘08 ‘09 ‘10 Q1 Q2 Q3 MTB Peer 2011 Median 10 Note: Taxable Equivalent net interest margin used for M&T and for peer banks when available 10 M &T Bank

Acquisition accounting impact on M&T loan yields 3Q 2011 M&T ($ millions) As reported Acquired loans legacy loans Interest income on loans (FTE) 661 97 * 563 Average balance 58,188 9,027 49,161 Yield 4.51% 4.28% 4.55% • The amount of interest income recognized on acquired loans closely approximated the contractual interest income received or earned by M&T during the quarter. 11 * see p15 of M&T’s 3Q11 10Q M &T Bank

Historical Credit Cycle: 1991—2011 4.50% Nonaccrual Total Loans Historical Credit Cycle: 1991—2011 2.25% 2.50% 2.75% g 3.50% 4.00% Loans / 1.75% 1.66% 2.00% 5% 3.08% 2.46% 2.50% 3.00% 1.45% 1.13% 1.00% 1.25% 1.50% 2.08% 1.91%1.91% 2.15% 2.14% 1.50% 2.00% 0.58% 0.43% 0.39% 0.25% 0.50% 0.75% 0.50% 1.00% 0.00% 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 1Q11 2Q11 3Q11 0.00% 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 1Q11 2Q11 3Q11 3.00% NCOs / Average Loans MTB Top 25 Median* MTB Top 25 Median Source: SNL Interactive. FR Y9C data used. * Top 25 publicly traded banks in each year (excluding IPOs in 2010) 12 M &T Bank

M&T’s Credit Ratios are Best-in-Class 3.0 4.0 4.5 M&T’s Credit Ratios are Best-in-Class 3Q11 NCOs % of Avg Loans Reserve Coverage of 3Q11 NCOs (in years)* 1.58 1.67 2.50 2.51 1 5 2.0 2.5 3.1 2.9 2.8 2.8 2.5 2.3 Peer Median 2.4 2.5 3.0 3.5 4.0 0.39 0.77 0.98 0.99 1.02 1.10 1.31 Peer Median 1.21 0.5 1.0 1.5 1.5 1.4 1.3 1.3 1.1 0.5 1.0 1.5 2.0 60 0.0 MTB Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 7.0 0.0 MTB Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Nonperforming Assets % of Total Loans & OREO NPAs as % of TCE + ALLL 31.4 47.6 30 40 50 3.42 4.19 5.67 4.0 5.0 6.0 7.0 8.7 11.2 14.5 16.8 17.3 22.4 24.7 25.4 27.5 Peer Median 19.8 10 20 1.05 1.53 1.57 2.16 2.47 2.68 2.99 3.03 3.24 Peer Median 2.83 1.0 2.0 3.0 13 0 Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 MTB Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 0.0 Peer 1 Peer 2 Peer 3 MTB Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 73.8 60 Data as of September 30, 2011 regulatory filings. M &T Bank

M &T Bank M&T’s model relies on maintaining above-average efficiency Efficiency Ratio 70% Efficiency Ratio 61.79% 56 28% 64.98% 60% 65% 52.25% 55.56% 56.28% 55% 45% 50% ‘00 ‘01 ‘02 ‘03 ‘04 ‘05 ‘06 ‘07 ‘08 ‘09 ‘10 Q1 Q2 Q3 MTB Peer Median 201166.42% The efficiency ratio is a non-GAAP financial measure. Refer to the appendix for a reconciliation of the efficiency ratio to GAAP financial measures. The Efficiency Ratio reflects non-interest expense (excluding amortization expense associated with intangible assets, and merger-related expenses) as a percentage of fully taxable equivalent net interest income and non-interest revenues (excluding gains or losses from securities transactions and merger-related gains). 14

Wilmington Trust Update 15 M &T Bank

M&T Achieves Scale / Relevance in Trust and Investments Components of Fee Income • More thazn doubles contribution from Trust/Investments M &T Bank 1Q11 3Q11 Components of Fee Income 32% Management Service Fees Mortgage 34% 10% 24% • Reduces contribution from businesses facing regulatory reform 38% 16% Other 32% egu a o y e o headwinds Excludes securities impairment charges. Trust and Wealth 1Q11 3Q11 Components of Fee Income 32% Management Service Fees Mortgage 34% 10% 24% • Reduces contribution from businesses facing regulatory reform 38% Excludes securities impairment charges. Other 38% 16% Other 32% 40% 38% 50% 60% Fee Income% of Total Revenue, QTD 9/30/11 34% 10% 20% 30% 3Q11 1Q11 16 -10% 0% RF USB KEY FITB STI HBAN MTB PNC MTB BBT CMA SNV ZIO

Outlook Consistent with remarks on October earnings call M &T Bank • B/S positioned for modest NIM pressure-offset by growth in loans/securities • Durbin Amendment impact in 4Q11 — $15 to $20 million • Continue to retain mortgage loan originations • Limiting growth in mortgage gain-on-sale revenues • Expect Durbin-related revenue loss to be outpaced by linked quarter expense decline • Includes first phase of WT expense savings • Don’t expect FY2011 NCO ratio to vary significantly from September YTD ratio of 0.46% 17

Long Term Performance M &T Bank 18

Focus on Long Term Shareholder Returns Cumulative Capital Retained, Dividends and Share Repurchases 1983 – Sept 2011 Dividends Capital Share 31% Retained 34% Share Repurchases 35% 19 M &T Bank

Earnings & Dividend Growth: 1983—2010 M&T has maintained its dividend throughout the current cycle. $8.00 $5.84 $5.36 $5.00 $6.00 $3.00 $2.80 $4.00 $2.10 $1.00 $2.00 $0.00$7.00 Diluted Net Operating Earnings Dividends 20 Note: Data prior to 1998 does not include provisions of SFAS No. 123 and No. 148 stock option expensing. M &T Bank

M&T Bank Corporation… a solid investment Of the largest 100 Among the banks operating in 1983, only 23 remain today g remaining, M&T ranks 1st in stock price growth Stock Closing Price at Return 10/31/2011 3/31/1983 CAGR Rank Company Name Ticker ($) ($) 1 (%) 1 M&T Bank Corporation MTB 76.11 1.34 15.2 2 State Street Corporation STT 40.39 1.06 13.6 4 Northern Trust Corporation NTRS 40.47 1.51 12.2 3 U.S. Bancorp USB 25.59 0.92 12.4 5 Wells Fargo & Company WFC 25.91 1.18 11.4 23 — — 1.5 Median — — 7.1 21 1 1983 Stock Prices Source: Compustat and/or Bigcharts.com MTB Price @ Median Growth Rate 9.54 1.34 7.1 M &T Bank

M&T Bank Corporation… a solid investment 19.2% Annual rate of return since 1980* Rank Company Name Industry Annual Return – 21st best return of the entire universe of over 700 U.S. based stocks that have traded publicly since 1980 1 Eaton Vance Corp. Financials 25.0 2 Limited Brands Inc. Consumer Discretionary 23.1 3 Progressive Corp. Financials 22.5 4 Gap Inc. Consumer Discretionary 22.2 5 Hasbro Inc. Consumer Discretionary 22.1 6 TJX Cos. Consumer Discretionary 22.0 7 Stryker Corp. Health Care 22.0 8 Wal-Mart Stores Inc. Consumer Staples 21.9 9 Precision Castparts Corp. Industrials 21.5 10 Mylan Inc. Health Care 21.1 11 Raven Industries Inc. Industrials 20.9 12 Leucadia National Corp. Financials 20.9 13 Berkshire Hathaway Inc. Cl A Financials 20.4 14 State Street Corp. Financials 20.4 15 HollyFrontier Corp. Energy 20.2 16 Danaher Corp. Industrials 20.2 17 Family Dollar Stores Inc. Consumer Discretionary 19.9 18 Forest Laboratories Inc. Health Care 19.9 19 Valspar Corp. Materials 19.9 20 Robert Half International Inc. Industrials 19.7 21 M&T Bank Corp. Financials 19.2 22 M &T Bank *CAGR calculated assuming reinvestment of dividends through October 31, 2011. $3,703 invested in M&T in 1980 would be worth $1 million today

2011 FBR Fall Investor Conference November 29, 2011 M &T Bank

Appendix M &T Bank 24

2011 Peer Group – Largest 12 Regional Banks

BB&T Corporation

Capital One Financial Corporation

Comerica Incorporated

Fifth Third Bancorp

Huntington Bancshares Incorporated

KeyCorp

M&T Bank Corporation

PNC Financial Services Group, Inc.

Regions Financial Corporation

Synovus Financial Corp.

SunTrust Banks, Inc.

Zions Bancorporation

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M&T Bank

Reconciliation of GAAP and Non-GAAP Measures Net Income 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 1Q11 2Q11 3Q11 Jun ‘11 YTD Sep ‘11 YTD $’s in millions Net income $198.3 $252.4 $268.2 $353.1 $456.7 $573.9 $722.5 $782.2 $839.2 $654.3 $555.9 $379.9 $736.2 $206.3 $322.4 $183.1 $528.6 $711.7 Intangible amortization* 3 0.0 4 2.4 56.1 99.4 32.5 47.8 46.1 3 4.7 38.5 40.5 40.5 39.0 35.3 7.5 9.0 10.6 1 6.5 27.1 Merger-related items* 1 4.0 3 .0 16.4 4 .8—39.2—- 3.0 9.1 2.2 36.5 (16.3) 2.6 (41.8) 16.3 (39.2) (23.0) Net operating income $242.3 $297.8 $340.7 $457.3 $489.2 $660.9 $768.6 $816.9 $880.7 $703.8 $598.6 $455.4 $755.2 $216.4 $289.5 $210.0 $505.8 $715.8 Pre-Tax, Pre-Provision Income GAAP Pre-tax Income $313.1 $400.6 $422.3 $551.6 $675.9 $850.7 $1,066.5 $1,170.9 $1,231.6 $963.5 $739.8 $519.3 $1,092.8 $308.7 $448.0 $265.1 $756.6 $1,021.7 Provision for credit losses 43.2 44.5 38.0 103.5 122.0 131.0 95.0 88.0 80.0 192.0 412.0 604.0 368.0 75.0 63.0 58.0 138.0 196.0 Pre-Tax, Pre-Provision Income $356.3 $445.1 $460.3 $655.1 $797.9 $981.7 $1,161.5 $1,258.9 $1,311.6 $1,155.5 $1,151.8 $1,123.3 $1,460.8 $383.7 $511.0 $323.1 $894.6 $1,217.7 Earnings Per Share Diluted earnings per share $2.50 $3.13 $3.24 $3.58 $4.78 $4.95 $6.00 $6.73 $7.37 $5.95 $5.01 $2.89 $5.69 $1.59 $2.42 $1.32 $4.02 $5.32 Intangible amortization* 0 .38 0 .52 0.67 1.00 0.34 0.41 0.38 0 .30 0.33 0.37 0.36 0.34 0.29 0.06 0.07 0.08 0 .13 0.22 Merger-related items* 0 .18 0 .04 0.20 0.05—0.34—- 0.03 0.08 0.02 0.31 (0.14) 0.02 (0.33) 0.13 (0.32) (0.18) Diluted net operating earnings per share $3.06 $3.69 $4.11 $4.63 $5.12 $5.70 $6.38 $7.03 $7.73 $6.40 $5.39 $3.54 $5.84 $1.67 $2.16 $1.53 $3.83 $5.36 Efficiency Ratio $’s in millions Non-interest expenses 596.7 $718.6 $980.6 $961.6 $1,448.2 $1,516.0 $1,485.1 $1,551.7 $1,627.7 $1,727.0 $1,980.6 $1,914.8 $499.6 $576.9 $662.0 $1,076.4 $1,738.5 less: intangible amortization 4 9.7 69.6 121.7 5 1.5 78.2 75.4 5 6.8 63.0 66.5 66.6 64.3 58.1 12.3 14.7 17.4 2 7.1 44.5 less: merger-related expenses 4 .7 26.0 8 .0—60.4—- 5.0 14.9 3.5 89.2 0.8 4.3 37.0 26.0 4 1.3 67.3 Non-interest operating expenses $542.3 $623.0 $850.9 $910.1 $1,309.6 $1,440.6 $1,428.3 $1,483.7 $1,546.3 $1,656.8 $1,827.2 $1,856.0 $483.0 $525.2 $618.6 $1,008.1 $1,626.7 Tax equivalent revenues $1,049.5 $1,189.4 $1,653.3 $1,773.6 $2,446.2 $2,694.9 $2,761.3 $2,883.1 $2,804.1 $2,900.6 $3,125.7 $3,399.6 $889.6 $1,094.3 $991.7 $1,983.8 $2,975.5 less: gain/(loss) on sale of securities 1.6 (3.1) 1 .9 (0.6) 2 .5 2.9 1.2 2.6 1.2 34.4 1.2 2.8 39.4 110.7 0.1 150.1 150.2 less: net OTTI losses recognized———— (29.4)—(127.3) (182.2) (138.3) (86.3) (16.0) (26.5) (9.6) (42.6) (52.2) less: merger-related gains———————29.1 27.5—64.9—64.9 64.9 Denominator for efficiency ratio $1,047.9 $1,192.5 $1,651.4 $1,774.2 $2,443.7 $2,692.0 $2,789.5 $2,880.5 $2,930.2 $3,048.4 $3,233.7 $3,455.6 $866.2 $945.2 $1,001.2 $1,811.4 $2,812.6 Net operating efficiency ratio 51.8% 52.3% 51.5% 51.3% 53.6% 53.5% 51.2% 51.5% 52.8% 54.4% 56.5% 53.7% 55.8% 55.6% 61.8% 55.7% 57.8% *Net of tax 26 M &T Bank

Reconciliation of GAAP and Non-GAAP Measures Jun ‘11 Sep ‘11 Average Assets 2006 2007 2008 2009 2010 1Q11 2Q11 3Q11 YTD YTD $’s in millions Average assets $ 5 5,839 $ 5 8,545 $ 6 5,132 $ 67,472 $ 68,380 $ 68,045 $ 72,454 $ 76,908 $ 70,262 $ 7 2,489 Goodwill (2,908) (2,933) (3,193) (3,393) (3,525) (3,525) (3,525) (3,525) (3,525) (3,525) Core deposit and other intangible assets (191) (221) (214) (191) (153) (120) (198) (266) (159) (195) Deferred taxes 3 8 24 30 33 29 21 46 65 34 44 Average tangible assets $ 5 2,778 $ 5 5,415 $ 6 1,755 $ 63,921 $ 64,731 $ 64,423 $ 68,777 $ 73,182 $ 66,612 $ 6 8,813 Average Common Equity $’s in millions Average common equity $ 6 ,041 $ 6 ,247 $ 6,423 $ 6 ,616 $ 7,367 $ 7,708 $ 8,096 $ 8,462 $ 7,903 $ 8,092 Goodwill (2,908) (2,933) (3,193) (3,393) (3,525) (3,525) (3,525) (3,525) (3,525) (3,525) Core deposit and other intangible assets (191) (221) (214) (191) (153) (120) (198) (266) (159) (195) Deferred taxes 3 8 24 30 33 29 21 46 65 34 44 Average tangible common equity $ 2 ,980 $ 3 ,117 $ 3,046 $ 3 ,065 $ 3,718 $ 4,086 $ 4,420 $ 4,736 $ 4,254 $ 4,416 27 M &T Bank